Exhibit 21. Subsidiaries of Registrant

ASC Property Management, Inc.

Incorporated State: Louisiana

ASC of Aiken, Inc.

Incorporated State: Delaware

ASC of Brownsville, Inc.

Incorporated State: Delaware

ASC of Corona, Inc.

Incorporated State: California

ASC of East New Orleans, Inc.

Incorporated State: Delaware

ASC of Las Vegas, Inc.

Incorporated State: Nevada

ASC of Louisiana, Inc.

Incorporated State: Louisiana

ASC of Midwest City, Inc.

Incorporated State: Oklahoma

ASC of Palm Springs, Inc.

Incorporated State: California

ASC of Puerto Rico, Inc.

Incorporated State: Delaware

ASC of Reno, Inc.

Incorporated State: Nevada

ASC of St. George, Inc.

Incorporated State: Utah

ASC of Wellington, Inc.

Incorporated State: Florida

Aiken Regional Medical Centers, Inc.

Incorporated State: South Carolina

Aiken Regional Receivables, L.L.C

Incorporated State: Delaware

Alabama Clinical Schools, Inc.

Incorporated State: Alabama

Alicante School Elk Grove, LLC

Incorporated State: California

Ambulatory Surgery Center of Brownsville, L.P.

Incorporated State: Delaware

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State: California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State: South Carolina

Arbour Elder Services, Inc.

Incorporated State: Massachusetts

Arbour Foundation, Inc.

Incorporated State: Massachusetts

Arkansas Surgery Center of Fayetteville, Limited Partnership

Incorporated State: Arkansas

Associated Child Care Educational Services, Inc.

Incorporated State: California

Auburn Regional Medical Center, Inc.

Incorporated State: Washington

Auburn Regional Receivables, L.L.C

Incorporated State: Delaware

Behavioral Healthcare Alliance, LLC

Incorporated State: Kentucky

Bolletieri Sports Medicine at Lakewood Ranch, LLC

Incorporation State: Florida

Braden River Internal Medicine Associates, LLC

Incorporation State: Florida

CCS/Bay County, Inc.

Incorporated State: Florida

CCS/Lansing, Inc.

Incorporated State: Michigan

CCS/Little Rock, Inc.

Incorporated State: Arkansas

CCS/Meadow Pines, Inc.

Incorporated State: Texas

CCS/Rivendell of Kentucky, Inc.

Incorporated State: Kentucky

Capitol Radiation Therapy, L.L.P.

Incorporated State: Kentucky

Casa de Lago, L.L.C.

Incorporated State: Delaware

Central Montgomery Medical Center, L.L.C.

Incorporated State: Pennsylvania

Central Montgomery Receivables, L.L.C.

Incorporated State: Delaware

Chalmette Medical Center, Inc.

Incorporated State: Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State: Tennessee

Choate Health Management, Inc.

Incorporated State: Massachusetts

Community Behavioral Health, L.L.C.

Incorporated State: Delaware

Community Behavioral HealthCare Network of Pennsylvania, Inc.

Incorporation State: Indiana

Del Amo Hospital, Inc.

Incorporated State: California

District Hospital Partners Receivables, L.L.C

Incorporated State: Delaware

District Hospital Partners, L.P.

Incorporated State: District of Columbia

Doctors’ Hospital of Shreveport, Inc.

Incorporated State: Louisiana

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State: Texas

Edinburg Holdings, Inc.

Incorporated State: Delaware

Edinburg Surgery Center, L.P.

Incorporated State: Delaware

Elmira NPS, LLC

Incorporated State: California

Eye Surgery Specialists of Puerto Rico, L.L.C.

Incorporated State: Delaware

Forest View Psychiatric Hospital, Inc.

Incorporated State: Michigan

Fort Duncan Medical Center, Inc.

Incorporated State: Delaware

Fort Duncan Medical Center, L.P.

Incorporated State: Delaware

Fort Duncan Medical Receivables, L.L.C

Incorporated State: Delaware

Frontline Behavioral Health, Inc.

Incorporated State: Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State: Delaware

Frontline Hospital, LLC

Incorporated State: Delaware

Frontline Residential Treatment Center, LLC

Incorporated State: Delaware

Glen Oaks Hospital, Inc.

Incorporated State: Texas

Gulph Investments

Incorporated State: Maryland

Gulph Mills Insurance, Ltd.

Incorporation State: Nevada

HRI Clinics, Inc.

Incorporated State: Massachusetts

HRI Hospital, Inc.

Incorporated State: Massachusetts

Health Care Finance & Construction Corp.

Incorporated State: Delaware

Heart Clinic, P.L.L.C.

Incorporated State: Texas

KEYS Group Holdings, LLC

Incorporated State: Delaware

Keystone Charlotte LLC

Incorporated State: North Carolina

Keystone Continuum LLC

Incorporated State: Tennessee

Keystone DJJ LLC

Incorporated State: Florida

Keystone Detention LLC

Incorporated State: Alabama

Keystone Education Transportation, LLC

Incorporated State: California

Keystone Education and Youth Services, LLC

Incorporated State: Tennessee

Keystone JJAEP LLC

Incorporated State: Texas

Keystone Marion, LLC

Incorporated State: Virginia

Keystone Memphis, LLC

Incorporated State: Tennessee

Keystone NPS LLC

Incorporated State: California

Keystone Nevada, LLC

Incorporated State: Nevada

Keystone Newport News, LLC

Incorporated State: Virginia

Keystone Richland Center LLC

Incorporated State: Ohio

Keystone Savannah, LLC

Incorporated State: Georgia

Keystone WSNC, L.L.C.

Incorporated State: North Carolina

Keystone/CCS Partners LLC

Incorporated State: Delaware

La Amistad Residential Treatment Center, Inc.

Incorporated State: Florida

Lakewood Ranch Imaging Center, L.L.C.

Incorporated State: Florida

Lakewood Ranch Medical Center Auxiliary, Incorporated

Incorporated State: Florida

Lakewood Ranch Medical Group, LLC

Incorporation State: Florida

Lakewood Ranch Neurology, LLC

Incorporation State: Florida

Lancaster Hospital Corporation

Incorporated State: California

Lancaster Hospital Receivables, L.L.C

Incorporated State: Delaware

Laredo ASC, Inc.

Incorporated State: Texas

Laredo Holdings, Inc.

Incorporated State: Delaware

Laredo MOB Partners, Ltd.

Incorporated State: Texas

Laredo Providence Management, L.L.C.

Incorporated State: Texas

Laredo Regional Medical Center, L.P.

Incorporated State: Delaware

Laredo Regional Receivables, L.L.C

Incorporated State: Delaware

Laredo Regional, Inc.

Incorporated State: Delaware

Manatee Memorial Hospital, L.P.

Incorporated State: Delaware

Manatee Memorial Receivables, L.L.C

Incorporated State: Delaware

McAllen Edinburg Health Care Network Physician Hospital Organization

Incorporated State: Texas

McAllen Heart Hospital, L.P.

Incorporated State: Texas

McAllen Holdings, Inc.

Incorporated State: Delaware

McAllen Hospitalist Group, PLLC

Incorporated State: Texas

McAllen Hospitals Receivables, L.L.C

Incorporated State: Delaware

McAllen Hospitals, L.P.

Incorporated State: Delaware

McAllen Medical Center Foundation

Incorporated State: Texas

McAllen Medical Center Physicians, Inc.

Incorporated State: Texas

McAllen Medical Center, Inc.

Incorporated State: Delaware

Meridell Achievement Center, Inc.

Incorporated State: Texas

Merion Building Management, Inc.

Incorporated State: Delaware

Nevada Preferred Professionals, Inc.

Incorporated State: Nevada

Nevada Radiation Oncology Center-West, L.L.C.

Incorporated State: Nevada

Northern Nevada Ambulatory Surgical Center, L.L.C.

Incorporated State: Nevada

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C

Incorporated State: Nevada

Northern Nevada Medical Group, LLC

Incorporation State: Nevada

Northwest Texas Healthcare Receivables, L.L.C

Incorporated State: Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State: Texas

Northwest Texas Surgical Hospital, L.L.C.

Incorporated State: Texas

Oak Plains Academy

Incorporation State: Tennessee

Oasis Health Systems, L.L.C.

Incorporated State: Nevada

PPS Courts Services, L.L.C

Incorporated State: South Carolina

Palmdale Regional Medical Foundation

Incorporated State: California

Park HealthCare Company

Incorporated State: Tennessee

Pendleton Methodist Hospital, L.L.C.

Incorporated State: Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State: Pennsylvania

Plaza Surgery Center Limited Partnership

Incorporated State: Nevada

Professional Probation Services, Inc.

Incorporated State: Georgia

Professional Surgery Corporation of Arkansas

Incorporated State: Arkansas

Providence ASC Management, L.L.C.

Incorporated State: Texas

Radiation Oncology Center of Aiken, LLC

Incorporation State: South Carolina

Rancho Springs Receivables, L.L.C

Incorporated State: Delaware

Relational Therapy Clinic, Inc.

Incorporated State: Louisiana

Ridge Outpatient Counseling, L.L.C.

Incorporated State: Kentucky

River Crest Hospital, Inc.

Incorporated State: Texas

River Oaks, Inc.

Incorporated State: Louisiana

South Texas Health System, L.L.C

Incorporated State: Delaware

Southeastern Hospital Corporation

Incorporated State: Tennessee

Southside Imaging Center, LLC

Incorporation State: South Carolina

Southwest Neuroscience Pain Center, LP

Incorporation State: Texas

Southwest Outpatient Imaging Center, LLC

Incorporated State: California

Sparks Family Hospital Receivables, L.L.C

Incorporated State: Delaware

Sparks Family Hospital, Inc.

Incorporated State: Nevada

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State: Missouri

St. Mary’s Physician Associates, L.L.C

Incorporated State: Oklahoma

Stonington Behavioral Health, Inc.

Incorporated State: Delaware

Summerlin Hospital Medical Center, LLC

Incorporated State: Delaware

Summerlin Hospital Medical Center, L.P.

Incorporated State: Delaware

Summerlin Hospital Receivables, L.L.C

Incorporated State: Delaware

Surgery Center Property, L.L.C.

Incorporated State: Delaware

Surgery Center at Centennial Hills, L.L.C

Incorporated State: Nevada

Surgery Center at Wellington, L.L.C.

Incorporated State: Florida

Surgery Center of Midwest City, L.P.

Incorporated State: Delaware

Surgery Center of New Orleans East, L.L.C.

Incorporated State: Delaware

Surgery Center of Waltham, Limited Partnership

Incorporated State: Massachusetts

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State: Delaware

Tennessee Clinical Schools, Inc.

Incorporated State: Tennessee

TexomaCare

Incorporated State: Texas

The Arbour, Inc.

Incorporated State: Massachusetts

The Bridgeway, Inc.

Incorporated State: Arkansas

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State: Florida

The Pavilion Foundation

Incorporated State: Illinois

Tonopah Health Services, Inc.

Incorporated State: Nevada

Trenton Street Corporation

Incorporated State: Texas

Turning Point Care Center, Inc.

Incorporated State: Georgia

Two Rivers Psychiatric Hospital, Inc.

Incorporated State: Delaware

UHS Advisory, Inc.

Incorporated State: Delaware

UHS Behavioral Health Services, L.L.C.

Incorporated State: Massachusetts

UHS Broadlane Holdings L.P.

Incorporated State: Delaware

UHS Building Solutions, Inc.

Incorporation State: Delaware

UHS Children Services, Inc.

Incorporated State: Delaware

UHS Front Royal, L.L.C.

Incorporated State: Delaware

UHS Good Samaritan, L.L.C.

Incorporated State: Delaware

UHS Holding Company, Inc.

Incorporated State: Nevada

UHS International, Inc.

Incorporated State: Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State: Delaware

UHS Midwest Center for Youth and Families, Inc.

Incorporated State: Indiana

UHS Oklahoma City LLC

Incorporated State: Oklahoma

UHS Receivables Corp.

Incorporated State: Delaware

UHS Recovery Foundation, Inc.

Incorporated State: Pennsylvania

UHS Sahara, Inc.

Incorporated State: Delaware

UHS of Anchor, L.P.

Incorporated State: Delaware

UHS of Barstow, L.L.C.

Incorporated State: Delaware

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State: Delaware

UHS of Benton, Inc.

Incorporated State: Delaware

UHS of Blue Ridge Mountains, L.L.C.

Incorporated State: South Carolina

UHS of Bowling Green, Inc.

Incorporated State: Delaware

UHS of Centennial Peaks, LLC

Incorporation State: Delaware

UHS of Colorado, L.L.C.

Incorporated State: Delaware

UHS of Cornerstone Holdings, Inc.

Incorporated State: Delaware

UHS of Cornerstone, Inc.

Incorporated State: Delaware

UHS of Crescent Pines, LLC

Incorporation State: Delaware

UHS of D.C., Inc.

Incorporated State: Delaware

UHS of Delaware, Inc.

Incorporated State: Delaware

UHS of Denver, Inc.

Incorporated State: Delaware

UHS of Dover, L.L.C.

Incorporated State: Delaware

UHS of Doylestown, L.L.C.

Incorporated State: Delaware

UHS of Eagle Pass, Inc.

Incorporated State: Delaware

UHS of Fairmount, Inc.

Incorporated State: Delaware

UHS of Fuller, Inc.

Incorporated State: Massachusetts

UHS of Georgia Holdings, Inc.

Incorporated State: Delaware

UHS of Georgia, Inc.

Incorporated State: Delaware

UHS of Greenville, Inc.

Incorporated State: Delaware

UHS of Hampton Learning Center, Inc.

Incorporated State: New Jersey

UHS of Hampton, Inc.

Incorporated State: New Jersey

UHS of Hartgrove, Inc.

Incorporated State: Illinois

UHS of Hidalgo, Inc.

Incorporated State: Delaware

UHS of Indiana, Inc.

Incorporated State: Indiana

UHS of Kootenai River, Inc.

Incorporated State: Delaware

UHS of Lakeside, Inc.

Incorporated State: Delaware

UHS of Lakewood Ranch, Inc.

Incorporated State: Florida

UHS of Laurel Heights, L.P.

Incorporated State: Delaware

UHS of Manatee, Inc.

Incorporated State: Florida

UHS of New Orleans, Inc.

Incorporated State: Louisiana

UHS of Odessa, Inc.

Incorporated State: Texas

UHS of Oklahoma Receivables, L.L.C

Incorporated State: Delaware

UHS of Oklahoma, Inc.

Incorporated State: Oklahoma

UHS of Parkwood, Inc.

Incorporated State: Delaware

UHS of Peachford, L.P.

Incorporated State: Delaware

UHS of Pennsylvania, Inc.

Incorporated State: Pennsylvania

UHS of Provo Canyon, Inc.

Incorporated State: Delaware

UHS of Puerto Rico, Inc.

Incorporated State: Delaware

UHS of Ridge, Inc.

Incorporated State: Delaware

UHS of River Parishes, Inc.

Incorporated State: Louisiana

UHS of Rockford, LLC

Incorporated State: Delaware

UHS of Salt Lake City, L.L.C

Incorporated State: Delaware

UHS of Savannah, L.L.C.

Incorporated State: Delaware

UHS of Spring Mountain, Inc.

Incorporated State: Delaware

UHS of Springwoods, L.L.C.

Incorporated State: Delaware

UHS of SummitRidge, LLC

Incorporation State: Delaware

UHS of Sutton, Inc.

Incorporated State: Delaware

UHS of TRC, Inc.

Incorporated State: Delaware

UHS of Talbot, L.P.

Incorporated State: Delaware

UHS of Texoma, Inc.

Incorporated State: Delaware

UHS of Timberlawn, Inc.

Incorporated State: Texas

UHS of Timpanogos, Inc.

Incorporated State: Delaware

UHS of Waltham, Inc.

Incorporated State: Massachusetts

UHS of Westwood Pembroke, Inc.

Incorporated State: Massachusetts

UHS of Wyoming, Inc.

Incorporated State: Delaware

UHS-Corona Receivables, L.L.C

Incorporated State: Delaware

UHS-Corona, Inc.

Incorporated State: Delaware

UHS-Lakeland Medical Center, L.L.C.

Incorporated State: Delaware

UHSD, L.L.C

Incorporated State: Nevada

UHSF, L.L.C

Incorporated State: Delaware

UHSL, L.L.C

Incorporated State: Nevada

United HealthCare of Hardin, Inc.

Incorporated State: Tennessee

Universal Community Behavioral Health, Inc.

Incorporated State: Pennsylvania

Universal HMO, Inc.

Incorporated State: Nevada

Universal Health Finance, L.L.C.

Incorporated State: Delaware

Universal Health Network, Inc.

Incorporated State: Nevada

Universal Health Recovery Centers, Inc.

Incorporated State: Pennsylvania

Universal Health Services Foundation

Incorporated State: Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State: Texas

Universal Health Services of Palmdale, Inc.

Incorporated State: Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State: California

Universal Treatment Centers, Inc.

Incorporated State: Delaware

Valley Health System, LLC

Incorporated State: Delaware

Valley Health System Receivables, L.L.C.

Incorporated State: Delaware

Valley Hospital Medical Center, Inc.

Incorporated State: Nevada

Valley Surgery Center, L.P.

Incorporated State: Delaware

Ventures Healthcare of Gainesville, Inc.

Incorporated State: Tennessee

Victoria Regional Medical Center, Inc.

Incorporated State: Texas

Vista Diagnostic Center, L.L.C.

Incorporated State: Nevada

Wellington Physician Alliances, Inc.

Incorporation State: Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State: Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State: Florida

Wellington Regional Medical Center Incorporated

Incorporated State: Florida

Wellington Regional Receivables, L.L.C

Incorporated State: Delaware

Wellington Regional Urgent Care Center, L.L.C

Incorporated State: Florida